EXHIBIT 99.1

CUSIP NO. 881448203

AGREEMENT OF JOINT FILING

The undersigned hereby agree that they are filing jointly pursuant to Rule 13d-1(k)(1) of the Securities Exchange Act of 1934, as amended, with respect to the shares of Common Stock, par value $0.001 per share of Terremark Worldwide, Inc.  Each of the undersigned further agrees and acknowledges that it shall be responsible for the timely filing of such amendments, and for the completeness and accuracy of the information concerning it contained herein, but shall not be responsible for completeness and accuracy of the information concerning the other, except to the extent that it knows or has reason to believe that such information is inaccurate.

DATED: April 8, 2011	REPORTING PERSON:

Cyrte Investments B.V.

/s/ Peter Veldman
By: Peter Veldman Attorney-in-fact*

Cyrte Investments GP I B.V.

/s/ Peter Veldman
By: Peter Veldman Attorney-in-fact*

CF I Invest C.V.

/s/ Peter Veldman
By: Peter Veldman Attorney-in-fact*

Aviva plc
/s/ Neil Harrison
By: Neil Harrison Attorney-in-fact**

Aviva Group Holdings Limited
/s/ Neil Harrison
By: Neil Harrison Attorney-in-fact**

Aviva International Insurance Limited
/s/ Neil Harrison
By: Neil Harrison Attorney-in-fact**

Aviva Insurance Limited
/s/ Neil Harrison
By: Neil Harrison Attorney-in-fact**

Aviva International Holdings Limited
/s/ Neil Harrison
By: Neil Harrison Attorney-in-fact**

CGU International Holdings B.V.
/s/ Neil Harrison
By: Neil Harrison Attorney-in-fact***

Delta Lloyd N.V.

/s/ H.P. Laoh
By: H.P. Laoh Attorney-in-fact****

*Signed pursuant to power of attorney dated January 10, 2011, included as Exhibit 99.2 to Amendment No. 9 to the statement on Schedule 13D filed with the Securities and Exchange Commission on December 13, 2006.

** Signed pursuant to power of attorney dated December 17, 2010 included as Exhibit 99.3 to Amendment No. 9 to the statement on Schedule 13D filed with the Securities and Exchange Commission on December 13, 2006.

*** Signed pursuant to power of attorney dated December 17, 2010, included as Exhibit 99.4 to Amendment No. 9 to the statement on Schedule 13D filed with the Securities and Exchange Commission on December 13, 2006.

**** Signed pursuant to power of attorney dated January 11, 2011, included as Exhibit 99.5 to Amendment No. 9 to the statement on Schedule 13D filed with the Securities and Exchange Commission on December 13, 2006.